PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Apr. 30, 2012
PREPAID EXPENSES AND OTHER CURRENT ASSETS

NOTE 4. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Cash advances are made to coal suppliers to guarantee a certain delivery of coal to us at a specified time and price. Since the demand for coal is high, we set up agreements with these suppliers, with cash deposits, to ensure a constant supply of coal to our washing and coking facilities. By signing purchase agreements with our suppliers which provide for the payment of deposits over a certain period of time, we ensure that our suppliers will deliver their coal to us in a timely manner. Certain agreements impose penalties on the suppliers for non-compliance.

All of the Company’s Bill receivable is Bank Acceptance from our customers. Bank’s Acceptance is a promised future payment, or time draft, which is accepted and guaranteed by a bank and drawn on a deposit at the bank by the buyer. The bank acceptance specifies the amount of money, the date, and the company to which the payment is due. After acceptance, the draft becomes an unconditional liability of the bank. But the holder of the draft can sell (exchange) it for cash at a discount to a bank or endorse it to another company instead of cash payment.

The Company provides advances to employees for them to handle incidentals in our mines, washing and coking expansion projects as these facilities are far away from our headquarters in Kunming. There were no advances to officers or directors.

Prepaid expenses and other current consist of the following at April 30:

Description	2012	2011
Advances to suppliers	$22,417,596	$14,389,07
Bill receivable	-	12,345,103
Advances to employees	344,124	1,518,454
Other	$62,300	$388,798
	22,824,020	28,641,462